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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) June 29, 2001

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of June 1, 2001, relating to the Mortgage Pass-Through Trust, Series 2001-J1).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


             Delaware                 333-51332               95-4596514
  ----------------------------       -----------         -------------------
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
        of Incorporation)            File Number)        Identification No.)



                     4500 Park Granada
                   Calabasas, California                      91302
                  ------------------------                 ----------
                   (Address of Principal                   (Zip Code)
                     Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Trust, Series 2001-J1.

     Incorporation of Certain Documents by Reference
     -----------------------------------------------

          In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1

     The consolidated financial statements of Ambac Assurance Company ("Ambac") and its subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) have been audited by KPMG, LLP; and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001, and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc,. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement. The consent of KPMG LLP to inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement related to Mortgage Pass-Through Trust, Series 2001-J1, is attached hereto as Exhibit 23.1.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----     -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG LLP


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.






                                               By:   /s/ Celia Coulter
                                                     -----------------
                                                     Celia Coulter
                                                     Vice President


Dated: June 29, 2001

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EXHIBIT INDEX
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Exhibit           Description
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23.1     Consent of KPMG LLP